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Explanatory Note:

On April 16, 2015, Tempur Sealy International, Inc. issued a press release announcing that it was mailing a letter to shareholders from Mark Sarvary, President and Chief Executive Officer, relating to the 2015 Annual Meeting of Shareholders. Copies of the press release and related letter are attached.

2

FOR IMMEDIATE RELEASE

TEMPUR SEALY MAILS LETTER TO SHAREHOLDERS

Letter from CEO Highlights Strategic Direction and Significant Progress on Priorities

Reiterates Confidence in Tempur Sealy’s Future and

Ability to Drive Superior Growth and Value Creation

Tempur Sealy Recommends Shareholders Vote “FOR” ALL Tempur Sealy’s

Highly Qualified Director Nominees on the WHITE Proxy Card

LEXINGTON, KY, Apr. 16, 2015 – Tempur Sealy International, Inc. (NYSE: TPX), the world’s largest bedding provider, announced today that it is mailing a letter to shareholders from Mark Sarvary, Chief Executive Officer of the Company, in connection with the Company’s 2015 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 8, 2015. This letter and other materials regarding the Board of Directors’ recommendation for the 2015 Annual Meeting can be found on the special Annual Meeting section of the Company’s website at Investor.TempurSealy.com/AnnualMeeting. The full text of the letter is below:

A Message from Mark Sarvary, Tempur Sealy Chief Executive Officer

April 16, 2015

Dear Fellow Tempur Sealy Shareholder:

Over my nearly seven years as Chief Executive Officer of Tempur Sealy, I have spent a significant amount of time engaging with shareholders. Most recently, I have been on the road meeting with many of our large shareholders in connection with our upcoming Annual Meeting, scheduled to be held on May 8, 2015. Andy McLane, Chairman of the Board, as well as other independent directors and members of our management team, have joined me in these meetings to personally hear the feedback, ideas and constructive opinions of our shareholders.

This perspective is especially important as we continue to make the strong case in favor of our Board’s director nominees in advance of the Annual Meeting. The discussions we have had at these meetings have reinforced our belief that the Company’s Board and management team are on the right track to achieve the superior levels of success and value creation that our shareholders expect.

With this letter I would like to take the opportunity to share my perspectives with all of our shareholders and, in so doing, answer the questions we have heard most frequently from investors during our recent meetings.

Deliberate Actions to Sustain Value

Since joining the Company in 2008, my objective has been to drive growth and create shareholder value. During my tenure, supported by our terrific team and experienced Board, we have delivered significant value for shareholders, including an industry-leading total shareholder return of 511%, more than five times that of the S&P 5001.

[1]	Represents performance from August 4, 2008, the date Mr. Sarvary joined as CEO, to April 10, 2015. Total shareholder return includes stock price appreciation and dividends reinvested.

However, Tempur Sealy today is a very different company in a very different environment than our legacy business, Tempur-Pedic, was in 2008.

In 1992, Tempur-Pedic created an entirely new consumer category: premium visco-elastic mattresses. For the next 20 years, the Company was essentially the only manufacturer, distributor and marketer of this innovative and pioneering product line. A unique formulation of polyurethane foam enabled Tempur-Pedic to present to consumers a highly functional alternative to conventional spring coil mattresses, and its powerful marketing created a well-known and highly desired brand. Tempur-Pedic maintained its leadership with investments in innovation and technology, including the 2009 introduction of a new product variant, the TEMPUR Cloud. This broadened product line was dramatically successful and grew Tempur-Pedic North America’s year-over-year sales by 47% in 2010, and 30% in 2011.

While over the years several competitors had introduced products that attempted to compete with Tempur-Pedic, none had been broadly successful. However, in 2012, three competitors gained distribution in the largest retailers, offering cheaper products that claimed to be technologically superior to Tempur-Pedic’s proprietary formulation. These products were successful in taking market share from Tempur-Pedic, and the effects were dramatic on our business. After growing 17% in the first quarter of 2012, compared to 2011, and achieving an all-time first quarter sales record, Tempur-Pedic’s North America sales declined in the second quarter of 2012.

A Call to Action and Record of Results

I, together with the management team and the Board, recognized that we needed to take swift and decisive action – and we did. In the third quarter of 2012, we announced that we would reinvent our entire range of mattress and adjustable base products, improve the economics for our retail partners and revamp our marketing efforts. We also announced the transformative acquisition of Sealy Corporation during this time. Upon completion of that acquisition in March 2013, we created Tempur Sealy: a first-of-its-kind, international bedding provider, with a complete and complementary portfolio of iconic brands, expanded geographic footprint and value-enhancing synergies and efficiencies for shareholders.

We were pleased to report that these decisive actions led to our recovery from the competitive shift in our industry. Today, Tempur North America2 has returned to a position of strength, ending 2014 with double-digit topline growth and posting a 370 basis points improvement in adjusted operating margin in the second half of 2014, compared to the second half of 20133. We expect Tempur North America’s profitability to further strengthen as we progress in 2015 and beyond.

Tempur-Pedic is now one of a family of iconic brands in a broad product line, and the brand and the Company are in stronger positions than ever before.

While I am proud of the progress that has already been made, there is still much to be accomplished. Notably, the margins of the Company are not where we know they can, and should, be. However, we have laid out, and are executing on, a clear plan to improve our operating margins by 300 basis points by 20184– and we are confident we will achieve solid progress against this objective in 2015.

[2]	References to “Tempur North America” refer to the segment used in 2014 for the Tempur-Pedic business in North America.
[3]	Adjusted operating margin (operating margin less corporate expense) is a non-GAAP financial measure. GAAP operating margin improved by 320 basis points in the second half of 2014 compared to the second half of 2013. For information on Tempur North America adjusted operating margin and a reconciliation to GAAP operating margin please refer to “Use of Non-GAAP Financial Measures” at the end of this press release.
[4]	Represents initiatives to be achieved by 2018. Our expectation is that they will ramp through the period. Approximately 30% of the total $125 million is incorporated into our full year 2015 adjusted EPS guidance issued in February 2015. See “Forward Looking Statements” at the end of this press release.

Clear Strategy Driving Profitability and Value

As leaders of the Company, we share a common, overarching goal with all of our shareholders – enhancing profitability and driving value creation.

To that end, the entire organization is focused on executing five strategic priorities that we believe will position Tempur Sealy for sustained, profitable growth:

1.	Leverage and strengthen our comprehensive portfolio of iconic brands and products;

2.	Expand distribution and seek highest dealer advocacy;

3.	Expand margins with a focus on driving significant cost improvement;

4.	Leverage global scale for competitive advantage;

5.	Make accretive acquisitions of licensees and joint ventures; and in so doing,
Create value for ALL shareholders.

The execution of our objectives will be reflected in our strengthened business and in improved financial and operating performance. As a reminder, our annual base growth targets for 2015-2018, or what we refer to as our “evergreen” targets5, are:

•	6% net sales growth;

•	50 basis points of operating margin improvement;

•	15% growth in adjusted EPS[6]; and

•	3x leverage[7], with strong cash flow to return value to shareholders.

In particular, we have implemented a comprehensive plan to drive profitability through operating margin improvement. As I mentioned, we expect to generate approximately $125 million in operating income improvement by 20188 – equivalent to 300 basis points improvement in operating margin – by continuing to make progress against four specific operational objectives: driving gross margin improvements for Sealy U.S.; achieving additional cost synergies from the Sealy acquisition; reducing adjusted operating expense9 as a percentage of revenue from 29% in 2014 to 28% by 2018; and implementing an enhanced 2015 pricing strategy.

We have a strong foundation in place, the right strategies to move us forward, and an experienced Board and leadership team to guide us ahead. I am proud of our progress and will continue to work to capitalize on the enormous potential of our Company to drive value for all of our shareholders.

[5]	Targets are provided on a constant currency basis. For information on the methodology used to present information on a constant currency basis, please refer to “Constant Currency Information” at the end of this press release.
[6]	For more information on adjusted EPS (a non-GAAP financial measure), including a reconciliation of GAAP EPS, please refer to “Use of Non-GAAP Financial Measures” at the end of this press release.
[7]	Represents the ratio of consolidated funded debt less qualified cash to adjusted EBITDA, non-GAAP financial measures, calculated in accordance with our 2012 senior secured credit facility. For a calculation of this ratio as of December 31, 2014 and our use of these non-GAAP financial measures, please refer to “Use of Non-GAAP Financial Measures” at the end of this press release.
[8]	Represents initiatives to be achieved by 2018. Our expectation is that they will ramp through the period. Approximately 30% of the total $125 million is incorporated into our full year 2015 adjusted EPS guidance issued in February 2015. See “Forward Looking Statements”. Target expressed in constant currency. For information on the methodology used to present constant currency information please refer to “Constant Currency Information” at the end of this press release.
[9]	Adjusted operating expense is a non-GAAP financial measure. For information on adjusted operating expense, including a reconciliation of GAAP operating expense, please refer to “Use of Non-GAAP Financial Measures” at the end of this press release.

Accountability and Performance Over Risk and Rhetoric

As I have outlined, our Board and management team acknowledged and adapted to changing competitive dynamics, and today are executing on a well-developed strategy to drive enhanced returns for all Tempur Sealy shareholders. Importantly, we believe shareholders are seeing the progress and results of the actions underway. Indeed, in January 2015, H Partners, one of Tempur Sealy’s shareholders, commended me in a personal note, saying:

“Dear Mark,

Happy New Year!

Thanks for your outstanding contributions to the company. Tempur has made incredible progress over the past two years and we know how much work went into that. While the stock may not reflect this progress, we believe it’s only a matter of time and that 2015 will be a great year. I hope you enjoy our annual letter and look forward to seeing you in Las Vegas!”[10]

Regards, Arik [Ruchim, H Partners Principal] [January 2015]

I was therefore very surprised when, on February 7, 2015, just weeks after sending this note, H Partners contacted our Chairman, Andy McLane to demand dramatic changes to the Board, including his resignation, and for my immediate dismissal.

Not only do we believe that these changes would be highly risky and value-destructive, but H Partners has not proposed any substantive or credible changes to the initiatives already underway at Tempur Sealy. To date, what H Partners has done is attempt to distract shareholders with a slideshow of colorful marketing material and a number of unsubstantiated assertions, and in some cases, baseless personal attacks with what we see as a frequent disregard for the truth.

H Partners points to its single public board success at Six Flags as proof of its ability – a company whose stock, following its emergence from bankruptcy and an improving economy at the time, had nowhere to go but up, and a company that has almost nothing in common with Tempur Sealy.

Make no mistake, however; we believe H Partners’ demands make its intentions clear: remove the team overseeing and implementing the current strategy, setting Tempur Sealy adrift while awarding H Partners key roles at your company.

I urge Tempur Sealy shareholders to carefully evaluate your leadership team’s deliberate and measured execution of the Company’s strategic plan, contrasted with H Partners’ sudden demands for drastic, abrupt change. I assure you that Tempur Sealy has a strong management team – held accountable by an independent Board Chairman and Committee Chairs – who form the right team to lead the Company forward and drive Tempur Sealy’s success. We have made tremendous progress, and the value creation inherent in our strategy is achievable, and will be achieved by this team.

[10]	As referenced, Mr. Sarvary met with Arik Ruchim of H Partners on January 18, 2015 at Las Vegas Market, the annual site of the major U.S. Furniture industry trade show.

Committed to Serving the Interests of All Shareholders

Our Board and management team have shown commitment to addressing market challenges head-on, and we strongly believe that the actions underway have already and will continue to enable us to move the Company forward with great success. We have the platform, strategy and resources to maintain our competitive advantage and continue to enhance shareholder value. Tempur Sealy, under this Board and management team, has never been more strongly positioned to deliver growth as a force in the marketplace.

Accordingly, the entire Board urges you to vote “FOR” ALL of Tempur Sealy’s experienced and highly qualified directors on the WHITE proxy card today.

We also encourage you to visit the special Annual Meeting section of the Tempur Sealy website, Investor.TempurSealy.com/AnnualMeeting, to find all the Company’s materials regarding the Board’s recommendation for the 2015 Annual Meeting, and for further information on voting your shares.

I am confident that, no matter the outcome at this year’s Annual Meeting, we have taken the right steps to position Tempur Sealy to continue delivering value for all of our shareholders. I believe in our business, and I believe in our people at all levels of the Company around the world, and I look forward to the strong future we are creating together through our ongoing initiatives.

On behalf of the Board of Directors and management team, we thank you for your investment in Tempur Sealy and for your continued support, and we look forward to meeting with you again soon.

Sincerely,

Mark Sarvary

President and Chief Executive Officer

INVESTOR CONTACT INFORMATION

If you need assistance voting your shares, please contact our proxy solicitor D.F. King & Co., Inc. toll free at (877) 283-0319, toll at (212) 269-5550 or email at tpx@dfking.com

ABOUT TEMPUR SEALY

Tempur Sealy International, Inc. (NYSE: TPX) is the world’s largest bedding provider. Tempur Sealy International, Inc. develops, manufactures and markets mattresses, foundations, pillows and other products. The Company’s brand portfolio includes many of the most highly recognized brands in the industry, including Tempur®, Tempur-Pedic®, Sealy®, Sealy Posturepedic®, Optimum™ and Stearns & Foster®. World headquarters for Tempur Sealy International, Inc. is in Lexington, KY. For more information, visit http://www.tempursealy.com or call 800-805-3635.

CONTACTS

Company Contact Mark Rupe Vice President, Investor Relations, Tempur Sealy 800-805-3635 Investor.relations@tempursealy.com	Investor Contact Jordan Kovler D.F. King & Co., Inc. (212) 269-5550	Media Contact James Golden / Nick Lamplough / Alyssa Cass Joele Frank, Wilkinson Brimmer Katcher 212-355-4449

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements,” within the meaning of the federal securities laws, which include information concerning one or more of the Company’s plans, objectives, goals, strategies, and other information that is not historical information. When used in this press release, the words, “assumes,” “estimates,” “expects,” “guidance,” “anticipates,” “projects,” “plans,” “proposed,” “intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding its strategic growth initiatives, cost synergies, delivering shareholder value, its base growth targets and internal operating margin improvement targets, its plan to reduce expenses and improve Sealy’s operating margins, its growth opportunities internationally and abroad and its plans to grow sales and profitability faster than its industry. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.

Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include risks associated with the Company’s capital structure and increased debt level; the ability to successfully integrate Sealy Corporation into the Company’s operations and realize cost synergies and other benefits from the transaction; whether the Company will realize the anticipated benefits from its asset dispositions in 2014 and the acquisition of brand rights in certain international markets in 2014; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in product and channel mix and the impact on the Company’s gross margin; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on the Company’s business segments; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the Company’s retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the effects of consolidation of retailers on revenues and costs; the Company’s ability to expand brand awareness, distribution and new products; the Company’s ability to continuously improve and expand its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company’s operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax, regulatory or litigation proceedings; changing commodity costs; and the effect of future legislative or regulatory changes.

There are a number of risks and uncertainties that could cause the Company’s actual results to differ materially from the forward-looking statements contained in this press release. There are important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from those expressed as forward-looking statements in this press release, including the risk factors discussed under the heading “Risk Factors” under ITEM 1A of Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2014. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. Any forward looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

USE OF NON-GAAP FINANCIAL MEASURES

The Company provides information regarding earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, consolidated funded debt, consolidated funded debt less qualified cash, adjusted operating expense, adjusted earnings per share (“EPS”), and adjusted operating margin for the Tempur North America segment, which are not recognized terms under U.S. generally accepted accounting principles (“GAAP”) and do not purport to be alternatives to GAAP net income or operating margin as a measure of operating performance or total debt or EPS. A reconciliation of adjusted operating expense, adjusted operating margin, EBITDA, adjusted EBITDA, consolidated funded debt, consolidated funded debt less qualified cash, and adjusted EPS is provided below.

Management believes that the use of EBITDA and adjusted EBITDA provide investors with useful information with respect to the terms of the Company’s senior secured credit facility and the Company’s compliance with key financial covenants.

Management believes that the use of adjusted EPS provides investors with additional useful information with respect to the impact of various costs associated with the Sealy acquisition and the disposal of the three U.S. innerspring component facilities and financing costs incurred in connection with the amendment and refinancing of our senior secured credit facility in 2014 and 2013, other income related to certain other non-recurring items, including income from a partial settlement of a legal dispute, and adjustment of taxes to a normalized rate related to the aforementioned items and other discrete income tax events.

Management believes that the use of adjusted operating expense provides investors with additional useful information with respect to the Company’s operating performance and initiative to deleverage operating expenses during 2015-2018. The reconciliation provides information on the methodology used to present operating expenses, including the exclusion of integration and financing costs related to the Sealy acquisition.

Management believes that the use of adjusted operating margin provides investors with useful information with respect to the operating performance of the Tempur North America segment excluding the impact of certain corporate expenses. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies.

Tempur North America Adjusted Operating Income and Margin Reconciliation

A reconciliation of Tempur North America GAAP operating income and operating margin to adjusted operating income and operating margin, which are GAAP operating income and GAAP operating margin less certain corporate expenses, is below. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to Tempur North America’s operating performance excluding the impact of certain corporate expenses.

	Six Months Ended	Six Months Ended
Tempur North America 2H 2013 vs. 2H 2014 (in millions, except percentage amounts)	December 31, 2013	December 31, 2014
Operating Income, Tempur North America segment	$41.5	$65.5
Tempur North America Net Sales	468.6	542.9

Operating Margin (GAAP)	8.9%	12.1%

Corporate expenses included in Tempur North America segment	32.7	40.2

Adjusted Operating Income less corporate expenses	$74.2	$105.7
Tempur North America Net Sales	468.6	542.9

Adjusted Operating Margin	15.8%	19.5%

Reconciliation of GAAP net income to EBITDA and adjusted EBITDA

The following table sets forth the reconciliation of the Company’s reported GAAP net income to the calculations of EBITDA and adjusted EBITDA for the twelve months ended December 31, 2014 in accordance with the Company’s senior secured credit facility:

Twelve Months Ended
(in millions)	December 31, 2014
Net income attributable to Tempur Sealy International, Inc.	$108.9
Interest expense	91.9
Income taxes	64.9
Depreciation and amortization	89.7

EBITDA	$355.4

Adjustments for financial covenant purposes:
Loss on disposal of business(1)	23.2
Integration costs(2)	40.3
Financing costs(3)	1.3
Other income(4)	(15.6)

Adjusted EBITDA	$404.6

(1)	Loss on disposal of business represents costs associated with the disposition of the three U.S. innerspring component production facilities and related equipment.
(2)	Integration costs represent costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy acquisition.
(3)	Financing costs represent costs incurred in connection with the amendment of our senior secured credit facility.
(4)	Other income includes certain other non-recurring items, including income from a partial settlement of a legal dispute.

This information is presented solely for the purpose of providing information to investors regarding the Company’s compliance with certain financial covenants in its senior secured credit facility that are based on adjusted EBITDA, which is a non-GAAP financial measure.

Reconciliation of total debt to consolidated funded debt less qualified cash

The following table sets forth the reconciliation of the Company’s reported total debt to the calculation of consolidated funded debt less qualified cash as of December 31, 2014. “Consolidated funded debt” and “qualified cash” are terms used in the Company’s senior secured credit facility for purposes of certain financial covenants.

(in millions)	As of December 31, 2014
Total debt	$1,602.3
Plus:
Letters of credit outstanding	18.2

Consolidated funded debt	1,620.5
Less:
Domestic qualified cash(1)	25.9
Foreign qualified cash(1)	21.9

Consolidated funded debt less qualified cash	$1,572.7

(1)	Qualified cash as defined in the Company’s senior secured credit facility equals 100.0% of unrestricted domestic cash plus 60.0% of unrestricted foreign cash. For purposes of calculating leverage ratios, qualified cash is capped at $150.0 million.

Calculation of consolidated funded debt less qualified cash to Adjusted EBITDA

(in millions, except ratio)	As of December 31, 2014
Consolidated funded debt less qualified cash	1,572.7
Adjusted EBITDA	404.6

	3.89 times	(1)

(1)	The ratio of consolidated debt less qualified cash to adjusted EBITDA was 3.89 times, within the Company’s covenant, which requires this ratio to be less than 4.75 times at December 31, 2014.

Reconciliation of GAAP EPS to adjusted EPS

The following table sets forth the reconciliation of the Company’s reported GAAP EPS for the year ended December 31, 2014 to the calculation of adjusted EPS for the year ended December 31, 2014:

Year Ended December 31, 2014
Earnings per share, diluted	$1.75
Loss on disposal of business, net of tax(1)	0.27
Integration costs, net of tax(2)	0.49
Financing costs, net of tax(3)	0.05
Other income, net of tax(4)	(0.18)
Adjustment of taxes to normalized rate(5)	0.27
Tax provision related to repatriation of foreign earnings	—

Adjusted earnings per share, diluted	$2.65

Diluted shares outstanding (in millions)	62.1

(1)	Loss on disposal of business represents costs associated with the disposition of the three U.S. innerspring component facilities and related equipment.
(2)	Integration represents costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy acquisition.
(3)	Financing costs represent costs incurred in connection with the amendment and refinancing of our senior secured credit facility in 2014.
(4)	Other income includes certain other non-recurring items, including income from a partial settlement of a legal dispute.
(5)	Adjustment of taxes to normalized rate represents adjustments associated with the aforementioned items and other discrete income tax events.

Reconciliation of GAAP Operating Expense to Adjusted Operating Expense

The following table sets forth the reconciliation of the Company’s reported operating expenses to adjusted operating expenses, which is GAAP operating expenses less integration and financing costs for the year ended December 31, 2014.

Tempur Sealy International, Inc.	Year Ended
(in millions, except percentage amounts)	December 31, 2014
Consolidated net sales	$2,989.8

Selling and marketing expenses	619.9
General, administrative and other expenses	280.6

Operating Expenses	900.5

Operating Expenses as a % of Consolidated Net Sales	30%

Operating Expenses	$900.5
Less: Integration and financing costs	43.8

Operating Expenses less Integration and financing costs	$856.7

Adjusted Operating Expenses as a % of Consolidated Net Sales	29%

CONSTANT CURRENCY INFORMATION

In this press release the Company refers to, and in other press releases and communications with investors the Company may refer to, net sales or earnings or other historical financial information on a “constant currency basis”, which is a non-GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior year period’s currency conversion rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period-to-period comparisons of business performance.

NOTE REGARDING TRADEMARKS, TRADE NAMES AND SERVICE MARKS

TEMPUR, Tempur-Pedic, TEMPUR-Cloud, TEMPUR-Choice, TEMPUR-Weightless, TEMPUR-Contour, TEMPUR-Rhapsody, TEMPUR-Flex, GrandBed, TEMPUR-Simplicity, TEMPUR-Ergo, TEMPUR-UP, TEMPUR-Neck, TEMPUR-Symphony, TEMPUR-Comfort, TEMPUR-Traditional, TEMPUR-Home, Sealy, Sealy Posturepedic, Stearns & Foster, and Optimum are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries.

# # #

A Message from Mark Sarvary, Tempur Sealy Chief Executive Officer

April 16, 2015

Dear Fellow Tempur Sealy Shareholder:

Over my nearly seven years as Chief Executive Officer of Tempur Sealy, I have spent a significant amount of time engaging with shareholders. Most recently, I have been on the road meeting with many of our large shareholders in connection with our upcoming Annual Meeting, scheduled to be held on May 8, 2015. Andy McLane, Chairman of the Board, as well as other independent directors and members of our management team, have joined me in these meetings to personally hear the feedback, ideas and constructive opinions of our shareholders.

This perspective is especially important as we continue to make the strong case in favor of our Board’s director nominees in advance of the Annual Meeting. The discussions we have had at these meetings have reinforced our belief that the Company’s Board and management team are on the right track to achieve the superior levels of success and value creation that our shareholders expect.

With this letter I would like to take the opportunity to share my perspectives with all of our shareholders and, in so doing, answer the questions we have heard most frequently from investors during our recent meetings.

Deliberate Actions to Sustain Value

Since joining the Company in 2008, my objective has been to drive growth and create shareholder value. During my tenure, supported by our terrific team and experienced Board, we have delivered significant value for shareholders, including an industry-leading total shareholder return of 511%, more than five times that of the S&P 5001.

However, Tempur Sealy today is a very different company in a very different environment than our legacy business, Tempur-Pedic, was in 2008.

In 1992, Tempur-Pedic created an entirely new consumer category: premium visco-elastic mattresses. For the next 20 years, the Company was essentially the only manufacturer, distributor and marketer of this innovative and pioneering product line. A unique formulation of polyurethane foam enabled Tempur-Pedic to present to consumers a highly functional alternative to conventional spring coil mattresses, and its powerful marketing created a well-known and highly desired brand. Tempur-Pedic maintained its leadership with investments in innovation and technology, including the 2009 introduction of a new product variant, the TEMPUR Cloud. This broadened product line was dramatically successful and grew Tempur-Pedic North America’s year-over-year sales by 47% in 2010, and 30% in 2011.

While over the years several competitors had introduced products that attempted to compete with Tempur-Pedic, none had been broadly successful. However, in 2012, three competitors gained distribution in the largest retailers, offering cheaper products that claimed to be technologically superior to Tempur-Pedic’s proprietary formulation. These products were successful in taking market share from Tempur-Pedic, and the effects were dramatic on our business. After growing 17% in the first quarter of 2012, compared to 2011, and achieving an all-time first quarter sales record, Tempur-Pedic’s North America sales declined in the second quarter of 2012.

[1]	Represents performance from August 4, 2008, the date Mr. Sarvary joined as CEO, to April 10, 2015. Total shareholder return includes stock price appreciation and dividends reinvested.

A Call to Action and Record of Results

I, together with the management team and the Board, recognized that we needed to take swift and decisive action – and we did. In the third quarter of 2012, we announced that we would reinvent our entire range of mattress and adjustable base products, improve the economics for our retail partners and revamp our marketing efforts. We also announced the transformative acquisition of Sealy Corporation during this time. Upon completion of that acquisition in March 2013, we created Tempur Sealy: a first-of-its-kind, international bedding provider, with a complete and complementary portfolio of iconic brands, expanded geographic footprint and value-enhancing synergies and efficiencies for shareholders.

We were pleased to report that these decisive actions led to our recovery from the competitive shift in our industry. Today, Tempur North America2 has returned to a position of strength, ending 2014 with double-digit topline growth and posting a 370 basis points improvement in adjusted operating margin in the second half of 2014, compared to the second half of 20133. We expect Tempur North America’s profitability to further strengthen as we progress in 2015 and beyond.

Tempur-Pedic is now one of a family of iconic brands in a broad product line, and the brand and the Company are in stronger positions than ever before.

While I am proud of the progress that has already been made, there is still much to be accomplished. Notably, the margins of the Company are not where we know they can, and should, be. However, we have laid out, and are executing on, a clear plan to improve our operating margins by 300 basis points by 20184– and we are confident we will achieve solid progress against this objective in 2015.

Clear Strategy Driving Profitability and Value

As leaders of the Company, we share a common, overarching goal with all of our shareholders – enhancing profitability and driving value creation.

To that end, the entire organization is focused on executing five strategic priorities that we believe will position Tempur Sealy for sustained, profitable growth:

1.	Leverage and strengthen our comprehensive portfolio of iconic brands and products;

2.	Expand distribution and seek highest dealer advocacy;

3.	Expand margins with a focus on driving significant cost improvement;

4.	Leverage global scale for competitive advantage;

5.	Make accretive acquisitions of licensees and joint ventures; and in so doing,
Create value for ALL shareholders.

The execution of our objectives will be reflected in our strengthened business and in improved financial and operating performance. As a reminder, our annual base growth targets for 2015-2018, or what we refer to as our “evergreen” targets5, are:

•	6% net sales growth;

•	50 basis points of operating margin improvement;

•	15% growth in adjusted EPS[6]; and

•	3x leverage[7], with strong cash flow to return value to shareholders.

[2]	References to “Tempur North America” refer to the segment used in 2014 for the Tempur-Pedic business in North America.
[3]	Adjusted operating margin (operating margin less corporate expense) is a non-GAAP financial measure. GAAP operating margin improved by 320 basis points in the second half of 2014 compared to the second half of 2013. For information on Tempur North America adjusted operating margin and a reconciliation to GAAP operating margin please refer to “Use of Non-GAAP Financial Measures” at the end of this letter.
[4]	Represents initiatives to be achieved by 2018. Our expectation is that they will ramp through the period. Approximately 30% of the total $125 million is incorporated into our full year 2015 adjusted EPS guidance issued in February 2015. See “Forward Looking Statements” at the end of this letter.
[5]	Targets are provided on a constant currency basis. For information on the methodology used to present information on a constant currency basis, please refer to “Constant Currency Information” at the end of this letter.
[6]	For more information on adjusted EPS (a non-GAAP financial measure), including a reconciliation of GAAP EPS, please refer to “Use of Non-GAAP Financial Measures” at the end of this letter.
[7]	Represents the ratio of consolidated funded debt less qualified cash to adjusted EBITDA, non-GAAP financial measures, calculated in accordance with our 2012 senior secured credit facility. For a calculation of this ratio as of December 31, 2014 and our use of these non-GAAP financial measures, please refer to “Use of Non-GAAP Financial Measures” at the end of this letter.

In particular, we have implemented a comprehensive plan to drive profitability through operating margin improvement. As I mentioned, we expect to generate approximately $125 million in operating income improvement by 20188 – equivalent to 300 basis points improvement in operating margin – by continuing to make progress against four specific operational objectives: driving gross margin improvements for Sealy U.S.; achieving additional cost synergies from the Sealy acquisition; reducing adjusted operating expense9 as a percentage of revenue from 29% in 2014 to 28% by 2018; and implementing an enhanced 2015 pricing strategy.

We have a strong foundation in place, the right strategies to move us forward, and an experienced Board and leadership team to guide us ahead. I am proud of our progress and will continue to work to capitalize on the enormous potential of our Company to drive value for all of our shareholders.

Accountability and Performance Over Risk and Rhetoric

As I have outlined, our Board and management team acknowledged and adapted to changing competitive dynamics, and today are executing on a well-developed strategy to drive enhanced returns for all Tempur Sealy shareholders. Importantly, we believe shareholders are seeing the progress and results of the actions underway. Indeed, in January 2015, H Partners, one of Tempur Sealy’s shareholders, commended me in a personal note, saying:

“Dear Mark,

Happy New Year!

Thanks for your outstanding contributions to the company. Tempur has made incredible progress over the past two years and we know how much work went into that. While the stock may not reflect this progress, we believe it’s only a matter of time and that 2015 will be a great year. I hope you enjoy our annual letter and look forward to seeing you in Las Vegas!”[10]

Regards, Arik [Ruchim, H Partners Principal] [January 2015]

I was therefore very surprised when, on February 7, 2015, just weeks after sending this note, H Partners contacted our Chairman, Andy McLane to demand dramatic changes to the Board, including his resignation, and for my immediate dismissal.

Not only do we believe that these changes would be highly risky and value-destructive, but H Partners has not proposed any substantive or credible changes to the initiatives already underway at Tempur Sealy. To date, what H Partners has done is attempt to distract shareholders with a slideshow of colorful marketing material and a number of unsubstantiated assertions, and in some cases, baseless personal attacks with what we see as a frequent disregard for the truth.

[8]	Represents initiatives to be achieved by 2018. Our expectation is that they will ramp through the period. Approximately 30% of the total $125 million is incorporated into our full year 2015 adjusted EPS guidance issued in February 2015. See “Forward Looking Statements”. Target expressed in constant currency. For information on the methodology used to present constant currency information please refer to “Constant Currency Information” at the end of this letter.
[9]	Adjusted operating expense is a non-GAAP financial measure. For information on adjusted operating expense, including a reconciliation of GAAP operating expense, please refer to “Use of Non-GAAP Financial Measures” at the end of this letter.
[10]	As referenced, Mr. Sarvary met with Arik Ruchim of H Partners on January 18, 2015 at Las Vegas Market, the annual site of the major U.S. Furniture industry trade show.

H Partners points to its single public board success at Six Flags as proof of its ability – a company whose stock, following its emergence from bankruptcy and an improving economy at the time, had nowhere to go but up, and a company that has almost nothing in common with Tempur Sealy.

Make no mistake, however; we believe H Partners’ demands make its intentions clear: remove the team overseeing and implementing the current strategy, setting Tempur Sealy adrift while awarding H Partners key roles at your company.

I urge Tempur Sealy shareholders to carefully evaluate your leadership team’s deliberate and measured execution of the Company’s strategic plan, contrasted with H Partners’ sudden demands for drastic, abrupt change. I assure you that Tempur Sealy has a strong management team – held accountable by an independent Board Chairman and Committee Chairs – who form the right team to lead the Company forward and drive Tempur Sealy’s success. We have made tremendous progress, and the value creation inherent in our strategy is achievable, and will be achieved by this team.

Committed to Serving the Interests of All Shareholders

Our Board and management team have shown commitment to addressing market challenges head-on, and we strongly believe that the actions underway have already and will continue to enable us to move the Company forward with great success. We have the platform, strategy and resources to maintain our competitive advantage and continue to enhance shareholder value. Tempur Sealy, under this Board and management team, has never been more strongly positioned to deliver growth as a force in the marketplace.

Accordingly, the entire Board urges you to vote “FOR” ALL of Tempur Sealy’s experienced and highly qualified directors on the WHITE proxy card today.

We also encourage you to visit the special Annual Meeting section of the Tempur Sealy website, Investor.TempurSealy.com/AnnualMeeting, to find all the Company’s materials regarding the Board’s recommendation for the 2015 Annual Meeting, and for further information on voting your shares.

I am confident that, no matter the outcome at this year’s Annual Meeting, we have taken the right steps to position Tempur Sealy to continue delivering value for all of our shareholders. I believe in our business, and I believe in our people at all levels of the Company around the world, and I look forward to the strong future we are creating together through our ongoing initiatives.

On behalf of the Board of Directors and management team, we thank you for your investment in Tempur Sealy and for your continued support, and we look forward to meeting with you again soon.

Sincerely,

Mark Sarvary

President and Chief Executive Officer

INVESTOR CONTACT INFORMATION

If you need assistance voting your shares, please contact our proxy solicitor D.F. King & Co., Inc. toll free at (877) 283-0319, toll at (212) 269-5550 or email at tpx@dfking.com

ABOUT TEMPUR SEALY

Tempur Sealy International, Inc. (NYSE: TPX) is the world’s largest bedding provider. Tempur Sealy International, Inc. develops, manufactures and markets mattresses, foundations, pillows and other products. The Company’s brand portfolio includes many of the most highly recognized brands in the industry, including Tempur®, Tempur-Pedic®, Sealy®, Sealy Posturepedic®, Optimum™ and Stearns & Foster®. World headquarters for Tempur Sealy International, Inc. is in Lexington, KY. For more information, visit http://www.tempursealy.com or call 800-805-3635.

FORWARD-LOOKING STATEMENTS

This letter contains “forward-looking statements,” within the meaning of the federal securities laws, which include information concerning one or more of the Company’s plans, objectives, goals, strategies, and other information that is not historical information. When used in this letter, the words, “assumes,” “estimates,” “expects,” “guidance,” “anticipates,” “projects,” “plans,” “proposed,” “intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding its strategic growth initiatives, cost synergies, delivering shareholder value, its base growth targets and internal operating margin improvement targets, its plan to reduce expenses and improve Sealy’s operating margins, its growth opportunities internationally and abroad and its plans to grow sales and profitability faster than its industry. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.

Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include risks associated with the Company’s capital structure and increased debt level; the ability to successfully integrate Sealy Corporation into the Company’s operations and realize cost synergies and other benefits from the transaction; whether the Company will realize the anticipated benefits from its asset dispositions in 2014 and the acquisition of brand rights in certain international markets in 2014; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in product and channel mix and the impact on the Company’s gross margin; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on the Company’s business segments; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the Company’s retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the effects of consolidation of retailers on revenues and costs; the Company’s ability to expand brand awareness, distribution and new products; the Company’s ability to continuously improve and expand its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company’s operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax, regulatory or litigation proceedings; changing commodity costs; and the effect of future legislative or regulatory changes.

There are a number of risks and uncertainties that could cause the Company’s actual results to differ materially from the forward-looking statements contained in this letter. There are important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from those expressed as forward-looking statements in this letter, including the risk factors discussed under the heading “Risk Factors” under ITEM 1A of Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2014. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. Any forward looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

USE OF NON-GAAP FINANCIAL MEASURES

The Company provides information regarding earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, consolidated funded debt, consolidated funded debt less qualified cash, adjusted operating expense, adjusted earnings per share (“EPS”), and adjusted operating margin for the Tempur North America segment, which are not recognized terms under U.S. generally accepted accounting principles (“GAAP”) and do not purport to be alternatives to GAAP net income or operating margin as a measure of operating performance or total debt or EPS. A reconciliation of adjusted operating expense, adjusted operating margin, EBITDA, adjusted EBITDA, consolidated funded debt, consolidated funded debt less qualified cash, and adjusted EPS is provided below.

Management believes that the use of EBITDA and adjusted EBITDA provide investors with useful information with respect to the terms of the Company’s senior secured credit facility and the Company’s compliance with key financial covenants.

Management believes that the use of adjusted EPS provides investors with additional useful information with respect to the impact of various costs associated with the Sealy acquisition and the disposal of the three U.S. innerspring component facilities and financing costs incurred in connection with the amendment and refinancing of our senior secured credit facility in 2014 and 2013, other income related to certain other non-recurring items, including income from a partial settlement of a legal dispute, and adjustment of taxes to a normalized rate related to the aforementioned items and other discrete income tax events.

Management believes that the use of adjusted operating expense provides investors with additional useful information with respect to the Company’s operating performance and initiative to deleverage operating expenses during 2015-2018. The reconciliation provides information on the methodology used to present operating expenses, including the exclusion of integration and financing costs related to the Sealy acquisition.

Management believes that the use of adjusted operating margin provides investors with useful information with respect to the operating performance of the Tempur North America segment excluding the impact of certain corporate expenses. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies.

Tempur North America Adjusted Operating Income and Margin Reconciliation

A reconciliation of Tempur North America GAAP operating income and operating margin to adjusted operating income and operating margin, which are GAAP operating income and GAAP operating margin less certain corporate expenses, is below. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to Tempur North America’s operating performance excluding the impact of certain corporate expenses.

	Six Months Ended	Six Months Ended
Tempur North America 2H 2013 vs. 2H 2014 (in millions, except percentage amounts)	December 31, 2013	December 31, 2014
Operating Income, Tempur North America segment	$41.5	$65.5
Tempur North America Net Sales	468.6	542.9

Operating Margin (GAAP)	8.9%	12.1%

Corporate expenses included in Tempur North America segment	32.7	40.2

Adjusted Operating Income less corporate expenses	$74.2	$105.7
Tempur North America Net Sales	468.6	542.9

Adjusted Operating Margin	15.8%	19.5%

Reconciliation of GAAP net income to EBITDA and adjusted EBITDA

The following table sets forth the reconciliation of the Company’s reported GAAP net income to the calculations of EBITDA and adjusted EBITDA for the twelve months ended December 31, 2014 in accordance with the Company’s senior secured credit facility:

Twelve Months Ended
(in millions)	December 31, 2014
Net income attributable to Tempur Sealy International, Inc.	$108.9
Interest expense	91.9
Income taxes	64.9
Depreciation and amortization	89.7

EBITDA	$355.4

Adjustments for financial covenant purposes:
Loss on disposal of business(1)	23.2
Integration costs(2)	40.3
Financing costs(3)	1.3
Other income(4)	(15.6)

Adjusted EBITDA	$404.6

(1)	Loss on disposal of business represents costs associated with the disposition of the three U.S. innerspring component production facilities and related equipment.
(2)	Integration costs represent costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy acquisition.
(3)	Financing costs represent costs incurred in connection with the amendment of our senior secured credit facility.
(4)	Other income includes certain other non-recurring items, including income from a partial settlement of a legal dispute.

This information is presented solely for the purpose of providing information to investors regarding the Company’s compliance with certain financial covenants in its senior secured credit facility that are based on adjusted EBITDA, which is a non-GAAP financial measure.

Reconciliation of total debt to consolidated funded debt less qualified cash

The following table sets forth the reconciliation of the Company’s reported total debt to the calculation of consolidated funded debt less qualified cash as of December 31, 2014. “Consolidated funded debt” and “qualified cash” are terms used in the Company’s senior secured credit facility for purposes of certain financial covenants.

(in millions)	As of December 31, 2014
Total debt	$1,602.3
Plus:
Letters of credit outstanding	18.2

Consolidated funded debt	1,620.5
Less:
Domestic qualified cash(1)	25.9
Foreign qualified cash(1)	21.9

Consolidated funded debt less qualified cash	$1,572.7

(1)	Qualified cash as defined in the Company’s senior secured credit facility equals 100.0% of unrestricted domestic cash plus 60.0% of unrestricted foreign cash. For purposes of calculating leverage ratios, qualified cash is capped at $150.0 million.

Calculation of consolidated funded debt less qualified cash to Adjusted EBITDA

(in millions, except ratio)	As of December 31, 2014
Consolidated funded debt less qualified cash	1,572.7
Adjusted EBITDA	404.6

	3.89 times	(1)

(1)	The ratio of consolidated debt less qualified cash to adjusted EBITDA was 3.89 times, within the Company’s covenant, which requires this ratio to be less than 4.75 times at December 31, 2014.

Reconciliation of GAAP EPS to adjusted EPS

The following table sets forth the reconciliation of the Company’s reported GAAP EPS for the year ended December 31, 2014 to the calculation of adjusted EPS for the year ended December 31, 2014:

Year Ended December 31, 2014
Earnings per share, diluted	$1.75
Loss on disposal of business, net of tax(1)	0.27
Integration costs, net of tax(2)	0.49
Financing costs, net of tax(3)	0.05
Other income, net of tax(4)	(0.18)
Adjustment of taxes to normalized rate(5)	0.27
Tax provision related to repatriation of foreign earnings	—

Adjusted earnings per share, diluted	$2.65

Diluted shares outstanding (in millions)	62.1

(1)	Loss on disposal of business represents costs associated with the disposition of the three U.S. innerspring component facilities and related equipment.
(2)	Integration represents costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy acquisition.
(3)	Financing costs represent costs incurred in connection with the amendment and refinancing of our senior secured credit facility in 2014.
(4)	Other income includes certain other non-recurring items, including income from a partial settlement of a legal dispute.
(5)	Adjustment of taxes to normalized rate represents adjustments associated with the aforementioned items and other discrete income tax events.

Reconciliation of GAAP Operating Expense to Adjusted Operating Expense

The following table sets forth the reconciliation of the Company’s reported operating expenses to adjusted operating expenses, which is GAAP operating expenses less integration and financing costs for the year ended December 31, 2014.

Tempur Sealy International, Inc.	Year Ended
(in millions, except percentage amounts)	December 31, 2014
Consolidated net sales	$2,989.8

Selling and marketing expenses	619.9
General, administrative and other expenses	280.6

Operating Expenses	900.5

Operating Expenses as a % of Consolidated Net Sales	30%

Operating Expenses	$900.5
Less: Integration and financing costs	43.8

Operating Expenses less Integration and financing costs	$856.7

Adjusted Operating Expenses as a % of Consolidated Net Sales	29%

CONSTANT CURRENCY INFORMATION

In this letter the Company refers to, and in press releases and communications with investors the Company may refer to, net sales or earnings or other historical financial information on a “constant currency basis”, which is a non-GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior year period’s currency conversion rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period-to-period comparisons of business performance.

NOTE REGARDING TRADEMARKS, TRADE NAMES AND SERVICE MARKS

TEMPUR, Tempur-Pedic, TEMPUR-Cloud, TEMPUR-Choice, TEMPUR-Weightless, TEMPUR-Contour, TEMPUR-Rhapsody, TEMPUR-Flex, GrandBed, TEMPUR-Simplicity, TEMPUR-Ergo, TEMPUR-UP, TEMPUR-Neck, TEMPUR-Symphony, TEMPUR-Comfort, TEMPUR-Traditional, TEMPUR-Home, Sealy, Sealy Posturepedic, Stearns & Foster, and Optimum are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries.

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